Exhibit 99.45

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-D

KEY PERFORMANCE FACTORS
January 31, 2001



Expected B Maturity 4/16/07


Blended Coupon 6.2736%


Excess Protection Level
3 Month Average   4.42%
January, 2001   6.75%
December, 2000   0.18%
November, 2000   6.32%


Cash Yield19.75%


Investor Charge Offs 4.73%


Base Rate 8.27%


Over 30 Day Delinquency 4.88%


Seller's Interest11.58%


Total Payment Rate14.47%


Total Principal Balance$57,905,967,832.59


 Investor Participation Amount$850,000,000.00


Seller Participation Amount$6,705,277,271.10